                                                                    Exhibit 99.3

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DISTRICT OF PENNSYLVANIA

In re:  Carbide Graphite Group, Inc., et al.
                    Debtors
                              Case Numbers:  01-0029744 through 01-00297448 MBM
                                 Reporting Period:  August 1 to August 31, 2002

                            MONTHLY OPERATING REPORT


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                       DOCUMENT      EXPLANATION
REQUIRED DOCUMENTS                                                               FORM NO.              ATTACHED        ATTACHED
--------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                      MOR-1                                    X
--------------------------------------------------------------------------------------------------------------------------------
         Bank Reconciliation (or copies of debtor's bank reconciliation)         MOR-1 (CON'T)                            X
--------------------------------------------------------------------------------------------------------------------------------
         Copies of bank statements                                                                                        X
--------------------------------------------------------------------------------------------------------------------------------
         Cash disbursements journal                                                                        X
--------------------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                          MOR-2                     X
--------------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                                    MOR-3                     X
--------------------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                                     MOR-4                     X
--------------------------------------------------------------------------------------------------------------------------------
         Copies of IRS Form 6123 or payment receipt                                                        X
--------------------------------------------------------------------------------------------------------------------------------
         Copies of tax returns filed during reporting period                                               X
--------------------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                             MOR-5                                    X
--------------------------------------------------------------------------------------------------------------------------------
         Listing of aged accounts payable                                                                  X
--------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                                     MOR-5                     X
--------------------------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                             MOR-6                     X
--------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ Jeff Jones                                                03-Oct-02
---------------------------------------                    --------------------
Signature of Debtor                                        Date


Jeff Jones                                       VP and Chief Financial Officer
---------------------------------------          ------------------------------
Printed Name of Debtor                                                    Title

CARBIDE/GRAPHITE GROUP, INC.
MOR-1


A schedule of cash receipts and disbursements was completed and is available by request
Bank reconciliations were performed and are available by request
Bank statements are available by request
The cash disbursements by legal entity are listed below


DISBURSEMENTS BY LEGAL ENTITY                                    AUGUST-02
----------------------------------------------------          ---------------
LEGAL ENTITY

The Carbide/Graphite Group, Inc.                                $ 10,665,566

Seadrift Coke, L.P.                                              $ 2,745,379

Carbon/Graphite International, Inc. (FSC)                          < $15,000

CG Specialty Products Management Corporation                       < $15,000

Carbide/Graphite Management Corporation                            < $15,000

CARBIDE/GRAPHITE GROUP, INC.
MOR-2
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE MONTH ENDED AUGUST 31, 2002
(#'S IN '000S)


Sales                                                          $  10,485
Cost of goods sold                                                11,006
                                                             ------------
Gross profit                                                        (521)

SG&A                                                                 727
                                                             ------------
Operating income before items below                               (1,248)

Other compensation                                                     -
Other (income) expense, net                                       (3,943)
                                                             ------------
Operating income/(loss)                                            2,695

Non-operating expenses (income):
 Special financing costs                                               -
 Interest expense                                                    917
 Other non-operating (income)/expense                                  -
                                                             ------------
Income/(loss) before income taxes                                  1,778

Provision for income taxes                                             9
                                                             ------------
Net income (loss) from continuing operations                       1,769

Extraordinary loss on early extinguishment of debt
   net of tax benefit                                                  -

                                                             ------------
Net income (loss)                                              $   1,769
                                                             ============

Est. earnings per share data:
     Income excluding other items                              $   (0.10)
     Income before discontinued operations                     $    0.21
     Extraordinary loss                                        $      -
                                                             ------------
     Net income per share                                      $    0.21

Weighted average shares                                        8,331,342

CARBIDE/GRAPHITE GROUP, INC.
MOR-3
CONSOLIDATED BALANCE SHEET AS AT AUGUST 31, 2002
(#'S IN '000S)


ASSETS
Current assets:
     Cash & short term investments                         $    970

     Marketable securities                                        0

     Accounts receivable
           Accounts receivable                               26,866
           Allowance for doubtful accts                      (3,500)
                                                         -----------
           Net accounts receivable                           23,366

     Inventory
           Gross inventory                                   61,487
           Obsolescence reserve                                (671)
           Lifo reserve                                     (14,608)
                                                         -----------
           Net inventory                                     46,208

     Prepaid expenses                                         2,633
     Other current assets                                     7,619
     Deferred tax asset                                           0
                                                         -----------
        Total current assets                                 80,796

Fixed assets:
     Gross                                                  351,036
     Accumulated depreciation                              (244,571)
                                                         -----------
        Net fixed assets                                    106,465

Other assets                                                  6,276
                                                         -----------
        TOTAL ASSETS                                       $193,537
                                                         ===========

                                   LIABILITIES
Current liabilities:                                         25,012
     Trade accounts payable                                      $0
     Overdrafts                                              39,068
     Other current liabilities                              132,585
     Debt - Current                                         196,665
                                                         -----------
        Total current liabilities                            (3,128)

Long-term debt:
     Senior notes                                                 0
     Line of credit                                               0
                                                         -----------
        Total long -term debt                                     0

Long term reserves                                           15,589
Deferred revenue                                              1,058
Deferred tax provision                                            0
                                                         -----------
        TOTAL LIABILITIES                                   213,312

                              SHAREHOLDERS' EQUITY
Common stock                                                     99
Additional paid in capital                                   36,712
Treasury stock, at cost                                     (11,207)
Common stock to be issued under warrants                      3,424
Unfunded pension obligation                                  (4,893)
Other comprehensive income                                        0
Retained earnings                                           (43,910)
                                                         -----------
        TOTAL SHAREHOLDERS' EQUITY                          (19,775)
                                                         -----------
        TOTAL LIABILITIES AND S.H. EQUITY                  $193,537
                                                         ===========

THE CARBIDE/GRAPHITE GROUP INC.
DEBTOR
CASE # 01-29744-MBM

STATUS OF POSTPETITION TAXES
REPORT PERIOD - AUGUST 2002

                                 Beginning         Amount                                                           Ending
                                    Tax         Withheld or         Amount            Date          Check No.         Tax
                                 Liability        Accrued            Paid             Paid            or EFT       Liability
                               --------------------------------------------------------------------------------------------------
FEDERAL
Withholding                          0.00       362,985.85         37,479.91        7/9/2002            **              0.00
                                                                   69,416.75       7/12/2002            **
                                                                   94,117.23       7/16/2002            **
                                                                   68,841.11       7/23/2002            **
                                                                   93,130.85       7/26/2002            **
                                                                        0.00

FICA - Employee                      0.00       196,761.33         21,385.77           37446 **                        (0.01)
                                                                   39,795.78       7/12/2002            **
                                                                   49,205.29       7/16/2002            **
                                                                   38,487.68       7/23/2002            **
                                                                   47,886.82       7/26/2002            **
                                                                        0.00

FICA - Employer                      0.00       197,798.03         21,878.70        7/9/2002            **              0.00
                                                                   39,906.01           37449 **
                                                                   49,426.73       7/16/2002            **
                                                                   38,635.49       7/23/2002            **
                                                                   47,951.10       7/26/2002            **
                                                                        0.00

Unemployment                       343.46            87.22              0.00                                          430.68

Income                               0.00             0.00                                                              0.00

Other:

Total Federal Taxes                343.46       757,632.43        757,545.22                                          430.67

State and Local
Withholding                        271.05        98,023.38         97,751.70                 See Attached             542.73 (1)

SALES                                0.00        13,066.72          5,998.92           37486           307458           0.00
-----
                                                                    7,067.80           37487 78301/95895



Excise                               0.00             0.00              0.00                                            0.00

Unemployment                     4,383.07         1,040.39                                 0 See Attached           5,423.46 (2)

Real Property                        0.00                                                                               0.00

Personal Property                    0.00                                                                               0.00

Other:

Total State and Local Taxes      4,654.12       112,130.49        110,818.42                                        5,966.19

Total Taxes                      4,997.58       869,762.92        868,363.64                                        6,396.86


                      ** ADP Statement of Deposits Attached




                     (1)        SIT Due       MISS               542.73

                     (2)        SUI Due       KY                1388.04
                                              NY                 863.93
                                              NC                      0
                                              PA               3,171.50
                                                          --------------
                                                               5,423.47

SEADRIFT COKE L.P.
DEBTOR
CASE # 01-29744-MBM

STATUS OF POSTPETITION TAXES
REPORT PERIOD - AUGUST 2002

                                     Beginning        Amount                                                         Ending
                                        Tax        Withheld or       Amount                         Check No.          Tax
                                     Liability       Accrued          Paid                           or EFT         Liability
                                   ----------------------------------------------------------------------------------------------
FEDERAL
Withholding                                -        85,625.33       27,265.89      8/6/2002            **                 -
                                                                    30,334.84     8/20/2002            **
                                                                    28,024.60      9/4/2002            **

FICA - Employee                            -        49,002.17       15,892.95      8/6/2002            **                 -
                                                                    16,987.81     8/20/2002            **
                                                                    16,121.41      9/4/2002            **

FICA - Employer                         0.01        49,002.31       15,892.99      8/6/2002            **              0.01
                                                                    16,987.83     8/20/2002            **
                                                                    16,121.49      9/4/2002            **

Unemployment                               -                -               -                          **                 -

Income                                     -

Other:

Total Federal Taxes                     0.01       183,629.81      183,629.81                                          0.01

STATE AND LOCAL
Withholding                                -                                                                              -

Sales                                      -         2,358.22        2,358.22     8/14/2002           42545               -

Excise                                     -                                                                              -

Unemployment                               -                -               -                          **                 -

Real Property                              -                                                                              -

Personal Property                          -                                                                              -

Other:                                     -                                                                              -

Total State and Local Taxes                -         2,358.22        2,358.22                                             -

Total Taxes                             0.01       185,988.03      185,988.03                                          0.01



                      ** ADP Statement of Deposits Attached

MOR-5

THE CARBIDE/GRAPHITE GROUP, INC.
CONSOLIDATED ACCOUNTS PAYABLE AGING
AUGUST 31, 2002



                    TOTAL         0 - 30 DAYS         31 - 60 DAYS        61 - 90 DAYS        91 - 120 DAYS        PRE-PETITION
--------------------------------------------------------------------------------------------------------------------------------
             $ 22,382,637           $ 797,586            $ 158,897             $ 1,850            $ 663,019         $20,761,286
--------------------------------------------------------------------------------------------------------------------------------


A summary of unpaid post petition debts has been completed and is available upon request



THE CARBIDE/GRAPHITE GROUP, INC.
CONSOLIDATED ACCOUNTS RECEIVABLE AGING
AUGUST 31, 2002


                                  0 - 30 DAYS         31 - 60 DAYS        61 - 90 DAYS        91 - 120 DAYS       OVER 120 DAYS
                    TOTAL         OUTSTANDING          OUTSTANDING         OUTSTANDING          OUTSTANDING         OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
             $ 19,838,577        $ 11,763,713          $ 3,386,919         $ 2,051,426          $ 1,400,035         $ 1,236,484
--------------------------------------------------------------------------------------------------------------------------------


An accounts receivable reconciliation has been completed and is available upon request.

THE CARBIDE/GRAPHITE GROUP, INC.
MOR-6
DEBTOR QESTIONNAIRE
AUGUST 31, 2002


----------------------------------------------------------------------------------------------------------------
                                                                                             Yes         No
----------------------------------------------------------------------------------------------------------------
1.     Have any assets been sold or transferred outside the normal course of business
       this reporting period?  If yes, provide and explanation below.                                    X
----------------------------------------------------------------------------------------------------------------
2.     Have any funds been disbursed from any account other than a debtor in possession
       account this reporting period?  If yes, provide and explanation below.                            X
----------------------------------------------------------------------------------------------------------------
3.     Have all postpetition tax returns been timely filed?  If no, provide and
       explanation below.                                                                     X
----------------------------------------------------------------------------------------------------------------
4.     Are workers compensation, general liability and other necessary insurance
       coverages in effect?  If no, provide an explanation below.                             X
----------------------------------------------------------------------------------------------------------------